                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                  EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of Bryn Mawr Bank Corporation of our report dated December __, 2001, on our audits of the consolidated financial statements of Bryn Mawr Bank Corporation




                                    /s/ PricewaterhouseCoopers, LLP



Philadelphia, Pennsylvania

December 18, 2001